SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 15, 2010

VERAMARK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13898	16-1192368
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3750 Monroe Avenue, Pittsford, New York 14534
(Address of Principal Executive Offices including zip code)

(585) 381-6000
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On June 21, 2010, the Company filed a Form 8-K to disclose that it had entered into a Material Definitive Agreement to acquire substantially all of the assets and assumed certain liabilities of Source Loop, LLC.  On August 31, 2010 the Company filed another Form 8-K to reflect the inclusion of certain information for which confidential treatment had previously been requested.  This Form 8-K/A is being filed to satisfy certain technical requirements relating to its confidential treatment request. This Form 8-K/A amends and restates in their entirety the Form 8-K filed on June 21, 2010 and the Form 8-K filed on August 31, 2010.

On June 15, 2010, the Company entered into an Asset Purchase Agreement dated as of June 15, 2010 (the "Agreement") among the Company, Source Loop, LLC, a Delaware limited liability company (“Source Loop”), and Joseph Foster, Christopher Lee, Daren Moore and Roberto Morson, who are all of the members of Source Loop (the “Members”).  Pursuant to the Agreement, the Company agreed to acquire substantially all of the assets of Source Loop used in its enterprise telecom expense management (TEM) business, including Source Loop’s accounts receivable and cash on hand as of the closing date.  The aggregate purchase price to be paid by the Company for such assets is $1.5 million, subject to adjustment as described below, plus the issuance to Source Loop of up to 500,000 shares of the Company’s $.10 par value common stock, also subject to adjustment.  The purchase price was determined by arms length negotiations between the parties.

The purchase price and the payments to be made under the Agreement will be adjusted to reflect the difference between Source Loop’s cash on hand at closing and accounts receivable collected by the Company after closing.  The purchase price and payments are to be adjusted upward or downward based upon the amount by which the total of cash and collected accounts receivable is greater or less than $300,000.  Under the Agreement, $300,000 plus Source Loop’s cash on hand is to be paid and 100,000 shares of common stock are to be issued to Source Loop at closing.  $300,000 of Source Loop’s accounts receivable, less the amount of cash on hand at closing, are to be paid to Source Loop as collected.  The balance of the cash purchase price to be paid and the number of the Company’s shares to be issued to Source Loop are subject to further adjustment based upon the Company’s achievement of certain milestones through December 31, 2011.

Further details can be found in the Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On June 18, 2010, pursuant to the Agreement, the Company acquired substantially all of the assets of Source Loop used in its enterprise telecom expense management (TEM) business, including its cash on hand and accounts receivable.  The aggregate purchase price to be paid by the Company was $1.5 million, subject to adjustment as described below, plus up to 500,000 shares of the Company’s $.10 par value common stock, also subject to adjustment.  The purchase price was determined by arms length negotiations between the parties.

At closing, Source loop was paid $433,000 and received 100,000 shares of the Company’s common stock, which were issued to the Members.  Source Loop will be paid the first $167,000 of future collections of its accounts receivable, and the Company will retain any excess.  If collections of Source Loop’s accounts receivable are less than $167,000, the purchase price and the payments to be made under the Agreement will be adjusted to reflect the difference.   The balance of the cash purchase price to be paid, $900,000, and 400,000 of the Company’s shares to be issued to Source Loop, are to be paid or issued in installments and are subject to further adjustment based upon the Company’s achievement of certain milestones through December 31, 2011.  Details of future payments, stock issuances, and possible adjustment to those payments and issuances can be found in the Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

Source Loop’s business acquired by the Company has been the providing to its enterprise customers a full suite of professional and managed services for Telecom Expense Management (TEM), including telecom assessments, sourcing, audits, benchmarking, and network optimization.

Other than in connection with the acquisition, neither Source Loop nor its affiliates has had any material relationship with the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

The financial statements required under Item 9.01(a) to be filed in connection with the completion of the Company’s acquisition of Source Loop are not included in the initial filing of this Current Report on Form 8-K and shall be filed by amendment not later than 71 days after the date on which this Current Report on Form 8-K is filed.

A copy of the press release issued by the Company announcing the completion of the acquisition is attached hereto as Exhibit 99.1.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The issuance of the shares of Common Stock pursuant to the Agreement is exempt from the registration requirements under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act as a transaction by an issuer not involving a public offering. Neither the Company nor any person acting on its behalf has offered or sold the securities by any form of general solicitation or general advertising.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 2.1
Asset Purchase Agreement, dated as June 15, 2010, by and among Veramark Technologies, Inc., Source Loop, LLC, Joseph Foster, Christopher Lee, Daren Moore and Roberto Morson.  The Schedules and Exhibits to the Asset Purchase Agreement have omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request and certain portions of this Exhibit have been omitted and have been filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2 as promulgated under the Security Exchange Act of 1936, as amended.

Exhibit 99.1
Press Release issued by Veramark Technologies, Inc., dated June 18, 2010.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in Pittsford, New York on September 1, 2010.

Veramark Technologies, Inc.

By:	/s/ Ronald C. Lundy
Ronald C. Lundy,
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1
Asset Purchase Agreement, dated as June 15, 2010, by and among Veramark Technologies, Inc., Source Loop, LLC, Joseph Foster, Christopher Lee, Daren Moore and Roberto Morson.  The Schedules and Exhibits to the Asset Purchase Agreement have omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request and certain portions of this Exhibit have been omitted and have been filed separately with the SEC pursuant to a request for confidential treatment under Rule 24b-2 as promulgated under the Security Exchange Act of 1936, as amended.

99.1	Press Release issued by Veramark Technologies, Inc., dated June 18, 2010.